UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 24, 2007
                                                 -------------------------------


                         Tompkins Financial Corporation
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             (Exact name of registrant as specified in its charter)


          New York                    1-12709                16-1482357
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


The Commons, PO Box 460, Ithaca, New York                      14851
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(Address of Principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (607) 273-3210
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition

         On October 24, 2007, the Company issued a press release announcing its earnings for the calendar quarter ended September 30, 2007. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 8.01    Other Events

         On October 24, 2007, the Company issued a press release announcing that on October 23, 2007, its Board of Directors approved payment of a regular quarterly cash dividend of $0.32 per share, payable on November 15, 2007, to common shareholders of record on November 2, 2007. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)      Not applicable.
(b)      Not applicable.
(c)      Not applicable.
(d)      Exhibits.

         Exhibit No.      Description
         -----------      -----------

         99.1 Press Release of Tompkins Financial Corporation dated October 24, 2007
         99.2 Press Release of Tompkins Financial Corporation dated October 24, 2007





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS FINANCIAL CORPORATION


Date:  October 24, 2007                By: /s/ STEPHEN S. ROMAINE
                                           -------------------------------------
                                           Stephen S. Romaine
                                           President and CEO


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

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION                                        PAGE
------        -------------------                                        ----

99.1          Press Release of Tompkins Financial Corporation dated
              October 24, 2007                                             4
99.2          Press Release of Tompkins Financial Corporation dated
              October 24, 2007                                            12



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